Stone Ridge Reinsurance
Risk Premium Fund

Stone Ridge High Yield
Reinsurance Risk Premium Fund

Supplement
to
Statement of Additional Information
dated
January 24, 2013

The following information replaces in its entirety the “Computation of Net Asset Value” section in the statement of additional information of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund:

COMPUTATION OF NET ASSET VALUE

As described in the Prospectus under the heading “How Fund Share Prices Are Calculated,” the NAV of a Fund’s Class I and Class M shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. While the assets of each of Class I and Class M shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I and Class M shares have different ongoing distribution fees.  Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s liabilities are allocated among its share classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and the Funds’ NAVs to US Bank Financial Services, (the “Administrator”) pursuant to Rule 2a-4 under the 1940 Act and valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Trustees have established a Valuation Committee to which they have delegated responsibility to officers of the Adviser for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The Valuation Procedures include a detailed pricing matrix of pricing methodologies to be used by the Administrator, as approved by the Board.  Listed below is a summary of certain of the methods generally used to value investments (some or all of which may be held by the Fund) under the Valuation Procedures:

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, event linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, loans, and other asset-backed securities are valued by using the mean between the closing bid and asked prices provided by a pricing agent or independent brokers or a market maker.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded, subject to certain variations for securities listed on foreign principal markets.

Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

Over-the-counter traded securities that are not traded on a listed exchange are valued at the last sale on the OTC Exchange as quoted by NASDAQ. mean price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the closing bid and asked prices will be used.

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Restricted securities are generally deemed to be securities not registered under the 1933 Act.  Restricted securities are ordinarily valued at the value provided by the appropriate pricing source, which takes into account the restricted nature of the security.

With respect to pricing of certain reinsurance-related event-linked or similar restricted securities for which the Funds can obtain an independent bid, the Funds will utilize a pricing agent to provide pricing data to the Administrator. If the pricing agent can not obtain independent bids for such securities, but there is an independent market maker or independent brokers who will supply bids for such securities, then the Adviser may supply the Administrator with a contact from whom to obtain such bids.  If, with respect to such securities, independent bids are not available, the Administrator may obtain prices from Interactive Data Corporation (“IDC”).  Pricing is determined by IDC based on independent bids issued by brokers or a market maker and/or through the use of matrix pricing based on transactions in similar securities.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

April 16, 2013